Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”)
a series of FactorShares Trust (the “Trust”)

October 19, 2015

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2015, as previously supplemented

Effective October 19, 2015, Factor Advisors, LLC, the Fund’s investment adviser, is responsible for paying the annual operating expenses of the Fund, subject to the exceptions described below, in exchange for receiving a unitary management fee from the Fund of 0.69% of the Fund’s average daily net assets. Previously, PureShares, LLC was responsible for paying the Fund’s annual operating expenses in exchange for receiving an equivalent fee pursuant to a Business Management Agreement with the Trust, which has expired. This change is not expected to have any effect on the expenses paid by shareholders of the Fund.

The table of Annual Fund Operating Expenses in the Summary Prospectus and Prospectus is revised to read as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.69%

(1)	Restated to reflect the Fund’s Investment Advisory Agreement effective as of October 19, 2015.

The section entitled “Fund Management—Business Manager” on page 13 of the Prospectus is deleted in its entirety.

The section entitled “Fund Management—Adviser” on page 13 of the Prospectus is replaced with the following:

Adviser. Factor Advisors, LLC, the investment adviser to the Fund, is a Delaware limited liability company located at 35 Beechwood Road, Suite 2B, Summit, New Jersey 07901. The Adviser and its affiliates provide investment advice and commodity trading advice to ETFs and commodity-based products, respectively. The Adviser serves as investment adviser to the Fund with overall responsibility for the portfolio management of the Fund, subject to the supervision of the Board. For its services, the Adviser receives a fee that is equal to 0.69% per annum of the average daily net assets of the Fund, calculated daily and paid monthly.

Under the Investment Advisory Agreement, as amended, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”).

The following information supplements the “Fund Management” section of the Prospectus:

Fund Sponsor

The Adviser has entered into an Agreement with PureShares, LLC (“PureShares” or the “Sponsor”), under which the Sponsor agrees to sub-license the use of the Underlying Index to the Adviser and assumes the obligation of the Adviser to pay all expenses of the Fund, except Excluded Expenses. Although the Sponsor has agreed to be responsible for the payment of certain expenses of the Fund, the Adviser retains the ultimate obligation to the Fund to pay such expenses. The Sponsor will also provide marketing support for the Fund, including distributing marketing materials related to the Fund. PureShares, LLC is a privately held business focused on bringing exchange-traded investment products to investors in the U.S.

The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

The fourth paragraph under the section entitled “Investment Advisory and Other Services” on page 21 of the SAI is replaced with the following:

For its services, the Adviser receives a fee that is equal to 0.69% per annum of the average daily net assets of the Fund, calculated daily and paid monthly. Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.

Prior to October 19, 2015, the Adviser was not responsible for paying the expenses of the Fund, and for its investment advisory services, the Adviser received a fee that was equal to the greater of (1) $30,000 per annum or (2) 0.15% per annum of the average daily net assets of the Fund, calculated daily and paid monthly.

The section entitled “The Business Manager” on page 23 of the SAI is deleted in its entirety.

Additionally, the following information supplements the table under the section entitled “Trustees and Officers of the Trust” on page 18 of the SAI:

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Officer	Other Directorships Held by Trustee
Officer
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer, Macromarkets LLC (exchange traded funds) (2007–2010)	n/a	n/a

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.